                          PFL ENDEAVOR VARIABLE LIFE

                                 issued through

                       PFL ENDEAVOR VARIABLE LIFE ACCOUNT

                                       by

                           PFL LIFE INSURANCE COMPANY


       Supplement dated April 1, 1999 to the Prospectus dated May 1, 1998


This supplement describes a change to the Variable Account that is available under your PFL Endeavor Variable Life Policy. PFL Life Insurance Company ("PFL") plans to replace the WRL Growth Portfolio currently available under the Policies, with a new portfolio, the Endeavor Janus Growth Portfolio. The new portfolio will have the same investment objectives, the same investment advisor (Janus Capital Corporation), and the same advisory fees as the WRL Growth Portfolio. The WRL Growth Portfolio is a series of the WRL Series Fund; the Endeavor Janus Growth Portfolio is a series of the Endeavor Series Trust.

PFL has filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Endeavor Janus Growth Portfolio for shares of the WRL Growth Portfolio. If approved, the effect of the share substitution will be to replace the WRL Growth Portfolio with the Endeavor Janus Growth Portfolio, as an investment option under your Policy. Before the proposed substitution, we will send you a preliminary prospectus for the Endeavor Janus Growth Portfolio.

PFL plans to carry out the proposed substitutions on or about April 30, 1999 (after all necessary regulatory approvals have been obtained), by redeeming the WRL Growth Portfolio shares and purchasing shares of the Endeavor Janus Growth Portfolio. If carried out, the proposed substitution would result in moving all the Endeavor Policy Value currently invested in the WRL Growth Portfolio into the Endeavor Janus Growth Portfolio. Thereafter, the WRL Growth Portfolio will not be available under the Policy (for purchase payments or transfers).

Additional information about the Endeavor Janus Growth Portfolio, its investment policies, risks, fees and expenses and all other aspects of this operations, can be found in the preliminary prospectus for the Endeavor Janus Growth Portfolio which we will send to you in the near future, before the change takes place. There is no assurance that the Endeavor Janus Growth Portfolio will achieve its stated objective.

PFL will not impose restrictions or fees on transfers out of the WRL Growth Portfolio until at least 30 days after the substitution.

Please keep this supplement with your Policy prospectus for your reference. Unless otherwise stated, capitalized terms have the same definitions as in the prospectus.

If you have any questions about this change, please contact your financial consultant or call PFL, 1-800-525-6205.


                 This Prospectus Supplement must be accompanied
                                     by the
       Prospectus for PFL Endeavor Variable Life dated September 17, 1998